                                                                  EXHIBIT 10.34


                         PHYSICIAN HEALTH CORPORATION

                              AMENDMENT NO. 2 TO
                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     THIS AGREEMENT, dated as of October __, 1997, is among Physician Health Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II,
                                          -------
L.P. ("WPC"), BancBoston Investments Inc., Mercury Asset Management plc, on
       ---
behalf of Rowan Nominees Limited, NatWest Ventures Investments Limited, St. Paul Venture Capital IV, LLC, Partech U.S. Partners III C.V., U.S. Growth Fund Partners C.V., Axa U.S. Growth Fund LLC, Double Black Diamond II LLC, Almanori Limited, Multinvest Limited and National City Venture Corporation (individually an "Investor" and collectively with WPC, the "Investors"). The parties agree as
    -------                                   ---------
follows:

     1.  PURCHASE AGREEMENT; DEFINITIONS.  This Agreement amends the Securities
         -------------------------------
Purchase Agreement dated as of June 16, 1997 (the "Purchase Agreement"), as
                                                   ------------------
amended to date, among the Company, WPC and the other Investors signing below. Capitalized terms not otherwise defined in this Agreement are used as defined in the Purchase Agreement.

     2.  AMENDMENT OF PURCHASE AGREEMENT.  Effective upon the date all the
         -------------------------------
conditions set forth in Section 3 hereof are satisfied (the "Amendment Date"),
                                                             --------------
which conditions must be satisfied no later than November 30, 1997, the Purchase Agreement is amended as follows:

     2.1.  Amendment of Section 1.1.  The proviso at the end of Section 1.1 of
           ------------------------
the Purchase Agreement is amended to read in its entirety as follows:

           "provided, however, that neither the Investors, nor Banque Paribas
            --------  -------
           or its affiliates, nor Paribas Capital Funding or its affiliates, nor any other bank party to the Senior Loan Agreement or the Subordinated Loan Agreement or its affiliates, shall be Affiliates of the Company for the purposes of this Agreement."

     2.2.  Amendment of Section 1.37.  The definition of "Investor Agreements"
           -------------------------
in Section 1.37 of the Purchase Agreement is amended to read in its entirety as follows:

                 "1.3.7.  "Investor Agreements" means this Agreement, the
                           -------------------
           Certificate of Designation, the Stockholders Agreement, the Registration Rights Agreement, the Warrants, the Equity Call Agreement, the Warrant and Preferred Stock Commitment dated as of September 12, 1997 among the Company, WPC and certain other parties, any other agreement or instrument entered into between the Company and the Investors and any amendment or modification to any of the foregoing."

     2.3.  Amendment of Section 1.62.  The definition of "Required Holders" in
           -------------------------
Section 1.62 of the Purchase Agreement is amended to read in its entirety as follows:

                 "1.62.  "Required Holders" means the holders at the relevant
                          ----------------
           time (excluding the Company or any of its Subsidiaries) of at least two-thirds of the voting power of all outstanding Preferred Stock and Warrants (calculated to give pro forma effect to the conversion of all Preferred Stock and the exercise of all Warrants) issued pursuant to this Agreement and the Paribas Purchase Agreement, voting together as a single class."

     2.4.  Amendment of Section 1.  Section 1 of the Purchase Agreement is
           ----------------------
amended by:

           (a) adding immediately after Section 1.22 a new Section 1.22A to read in its entirety as follows:

                   "1.22A.  "DVI Senior Loan Agreement" is defined in Section
                             -------------------------
                   4.1.3."

           (b) adding immediately after Section 1.47 a new Section 1.47A, a new Section 1.47 B and a new Section 1.47C to read in their entirety as follows:

                   "1.47A.  "Paribas Purchase Agreement" is defined in Section
                             --------------------------
           4.1.8.

                   1.47B.   "Paribas Senior Loan Agreement" is defined in
                             -----------------------------
           Section 4.1.3.

                   1.47C.   "PCF Warrant Agreement" means the Warrant Agreement
                             ---------------------
           dated as of October __, 1997 between the Company and Paribas Capital Funding LLC.

           (c) adding immediately after Section 1.74 a new Section 1.74A to read in its entirety as follows:

                   "1.74A.  "Subordinated Loan Agreement" is defined in Section
                             ---------------------------
           4.1.7."

     2.5.  Amendment of Section 2.4.  Section 2.4 of the Purchase Agreement is
           ------------------------
amended to read in its entirety as follows:

                 "2.4. Second Closing. The Second Closing of the purchase and
                       --------------
           sale of Investor Securities (the "Second Closing") shall take place
                                             --------------
           in Boston, Massachusetts at the offices of Ropes & Gray on or prior to July 31, 1997 or on such other date as the Company and the Required Holders may agree upon (the "Second Closing Date"). At the
                                                 -------------------
           Second Closing the Company will deliver to the Investors certificates evidencing the respective Investor Securities set forth in Exhibit 1 for the Second Closing against the Investors' deposit of the purchase price therefor into an interest bearing account with the Company's principal depository bank as specified by the Company."

     2.6.  Amendment of Section 4.1.3.  Section 4.1.3 of the Purchase Agreement
           --------------------------
is amended to read in its entirety as follows:

                 "4.1.3. Loan and Security Agreements dated as of June 16, 1997 among the Company, MHOA Texas I, LLC and DVI Financial Services, Inc. (the "DVI Senior Loan Agreement"), as well as the Credit Agreement
                 -------------------------
           dated as of October __, 1997 among the Company, the financial institutions party thereto from time to time and Banque Paribas, as Agent (the "Paribas Senior Loan Agreement") (collectively, the
                       -----------------------------
           "Senior Loan Agreement")."
            ---------------------

     2.7.  Amendment of Section 4.1.  Section 4.1 of the Purchase Agreement is
           ------------------------
amended by adding immediately after Section 4.1.6 a new Section 4.1.7 and a new
Section 4.1.8 to read in their entirety as follows:

                 "4.1.7. Senior Subordinated Loan Agreement dated as of October __, 1997, among the Company, PHC Holding Corporation, the lenders party thereto and Paribas Capital Funding LLC (the "Subordinated Loan
                                                               -----------------
           Agreement").
           ---------

                 "4.1.8. Securities Purchase Agreement dated as of October __, 1997 between the Company and Paribas Principal Incorporated (the "Paribas Purchase Agreement"). "
            --------------------------

     2.8.  Amendment of Section 5.6.3.  Section 5.6.3 of the Purchase Agreement
           --------------------------
is amended to read in its entirety as follows:

                 "5.6.3. Indebtedness specifically contemplated by the Investor Agreements or Material Agreements as in effect on the date hereof and indebtedness under the Senior Loan Agreement or the Subordinated Loan Agreement."

     2.9.  Amendment of Section 5.14(c)(i).  Section 5.14(c)(i) of the Purchase
           -------------------------------
Agreement is amended to read in its entirety as follows: "(i) issuance of shares of Common Stock upon conversion of shares of Non-Voting Common Stock, Prime Common Stock, Class A Stock or Preferred Stock;"

     2.10.  Amendment of Section 5.14(c)(iii).  Section 5.14(c)(iii) of the
            ---------------------------------
Purchase Agreement is amended to read in its entirety as follows: "(iii) issuance of shares of Common Stock upon exercise or conversion of warrants issued under this Agreement, the DVI Senior Loan Agreement, the Paribas Purchase Agreement, the PCF Warrant Agreement or the Class A Stock and Warrant Purchase Agreement and".

     2.11.  Amendment of Section 5.14(c)(iv).  Section 5.14(c)(iv) of the
            --------------------------------
Purchase Agreement is amended to read in its entirety as follows: "(iv) shares of Common Stock or Prime Common Stock issued in connection with acquisitions permitted by Section 5.9.2."

     2.12.  Amendment of Section 5.10.1.  Section 5.10.1 of the Purchase
            ---------------------------
Agreement is amended to read in its entirety as follows:

                   "5.10.1.  Any Subsidiary may make Distributions to the
            Company or to any wholly owned Subsidiary which is its immediate parent, or to any other Subsidiary to the extent permitted by the Senior Loan Agreement."

     2.13.  Amendment of Section 5.10.5.  Section 5.10.5 of the Purchase
            ---------------------------
Agreement is amended to read in its entirety as follows:

                   "5.10.5  The Company may make mandatory redemptions of Class
            A Stock and may pay dividends on the Class A Stock in additional shares of Class A Stock, to the extent required by its Charter, as now in effect. Prior to January 1, 2003, the Company may pay cash dividends on the Class A Stock if and only if payment of such cash dividends is consented to by the Required Holders. After January 1, 2003, the Company may pay cash dividends on the Class A Stock only to the extent that such dividends accrue after January 1, 2003. The Company may redeem the warrants held by NationsCredit Commercial Corporation and the Warrants and the Warrant Shares (as such terms are defined in the PCF Warrant Agreement)."

     2.14.  Amendment of Section 5.15.  Section 5.15 of the Purchase Agreement
            -------------------------
is amended so that the second sentence thereof reads in its entirety as follows:

            "Except to the extent prohibited by the Company's principal senior bank facility, the Senior Loan Agreement or the Subordinated Loan Agreement, each as from time to time in effect, neither the Company nor any of its Subsidiaries shall remain or become a party to or be bound by any agreement, deed, lease or other instrument which imposes any restriction or limitation on Distributions that are required to be made by the Company on or in respect of the Investor

            Securities or which restricts the ability of the Company's Subsidiaries to pay dividends or to make advances to the Company; provided, however, that the Company and its Subsidiaries may become
            --------  -------
            and remain party to the Material Agreements as in effect on the date hereof, with such changes therein as the Required Holders may agree to in writing, and may perform their respective obligations thereunder to the extent not otherwise inconsistent with the Investor Agreements."

     2.15.  Amendment of Section 5.18.2.  The last sentence of Section 5.18.2 of
            ---------------------------
the Purchase Agreement is amended to read in its entirety as follows:

            "The Company agrees that (a) any diversion of the proceeds from their intended use as specified in Section 2.6 or (b) the Company's becoming ineligible as a "small business concern" by reason of a change in the Company's business activity within one year from the Second Closing Date, shall entitle any Investor that constitutes an SBIC, upon demand, and in addition to any other remedies that may exist, upon the Cash Payment Date (as defined in the Certificate of Designation), to immediate rescission of this Agreement and repayment in full of the funds invested by it hereunder as contemplated by 13 CFR (S) 107.305 and 13 CFR (S) 107.706."

     2.16.  Amendment of Exhibit 1.  Exhibit 1 to the Purchase Agreement is
            ----------------------
amended to read in its entirety as Exhibit 1 attached hereto.

     2.17.  Amendment of Exhibit 4.3.1.  Exhibit 4.3.1 to the Purchase Agreement
            --------------------------
is amended to read in its entirety as Exhibit 4.3.1 attached hereto.

     3.  CONDITIONS.  The effectiveness of this Agreement shall be subject to
         ----------
the satisfaction of the following conditions, which conditions must be satisfied prior to November 30, 1997 or this Agreement shall terminate:

     3.1.   Closing Under Paribas Documents.  The Company and all other parties
            -------------------------------
thereto shall have duly authorized, executed and delivered (in substantially the form previously furnished by the Company to the Investors), and the Company shall have received the proceeds contemplated by such agreements:

            (a)  the Paribas Senior Loan Agreement;

            (b)  the Subordinated Loan Agreement;

            (c)  the Paribas Purchase Agreement; and

            (d)   the PCF Warrant Agreement.

     3.2.   Execution of Other Documents.  The Company and all other parties
            ----------------------------
thereto shall have duly authorized, executed and delivered (in substantially the form previously furnished by the Company to the Investors):

            (a) the Amendment and Joinder to the Second Amended Stockholders Agreement dated as of October __, 1997, among the Company, PPI, Paribas Capital Funding LLC, the Investors and certain other stockholders of the Company;

            (b) the Joinder to the Equity Call Agreement dated as of October __, 1997, among the Company, PPI, the Investors and certain other stockholders of the Company;

            (c) Amendment No. 2 to the Escrow Agreement dated October __, 1997, among the Company, PPI, the Investors and certain other stockholders of the Company;

            (d) the Amended and Restated Registration Rights Agreement dated as of October __, 1997, among the Company, the Investors and certain other stockholders thereof of the Company; and

            (e) contemporaneously with the application of proceeds contemplated by Section 3.1, confirmation that the Continuing Limited Guaranty Agreement from Western Presidio Capital, L.P. to Southwest Bank of St. Louis dated as of September 12, 1997 has been terminated.

     3.3.   Legal Opinion.  On the Amendment Date, the Investors shall have
            -------------
received from Jackson & Walker, L.L.P., counsel for the Company and the Subsidiaries, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Investors. The Company authorizes and directs its counsel to furnish the foregoing opinion.

     4.  GENERAL.  Except to the extent expressly amended hereby, the provisions
         -------
of the Purchase Agreement shall remain unmodified and are confirmed as being in full force and effect. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Purchase Agreement and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts, which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned have executed this Agreement under seal as of the date first above written.

                                       PHYSICIAN HEALTH CORPORATION


                                       By
                                         ------------------------------------
                                         Title:


                                       WESTON PRESIDIO CAPITAL II, L.P.

                                       By:  WESTON PRESIDIO CAPITAL
                                            MANAGEMENT II, L.P.

                                       By
                                         ------------------------------------
                                         General Partner


                                       BANCBOSTON INVESTMENTS INC.


                                       By
                                         ------------------------------------
                                         Title:


                                       MERCURY ASSET MANAGEMENT plc, on
                                       behalf of ROWAN NOMINEES LIMITED


                                       By:
                                          -----------------------------------
                                          Title:


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       By:
                                          -----------------------------------
                                          Title:

                                         ST. PAUL VENTURE CAPITAL IV, LLC


                                         By:
                                            -----------------------------------
                                            Title:


                                         PARTECH U.S. PARTNERS III C.V.


                                         By:
                                            -----------------------------------
                                            Title:


                                         U.S. GROWTH FUND PARTNERS C.V.


                                         By:
                                            -----------------------------------
                                            Title:


                                         AXA U.S. GROWTH FUND LLC


                                         By:
                                            -----------------------------------
                                            Title:


                                         DOUBLE BLACK DIAMOND II LLC


                                         By:
                                            -----------------------------------
                                            Title:


                                         ALMANORI LIMITED


                                         By:
                                            -----------------------------------
                                            Title:

                                     MULTINVEST LIMITED


                                     By:
                                        -------------------------------------
                                        Title:


                                     NATIONAL CITY VENTURE CORPORATION



                                     By:
                                        -------------------------------------
                                        Title:

                                                                       Exhibit 1
                                                                       ---------


                             EXHIBIT 1 TO SECURITIES
                               PURCHASE AGREEMENT

                      INVESTORS, PREFERRED STOCK, PURCHASE
                      ------------------------------------
                           WARRANTS AND PURCHASE PRICE
                           ---------------------------

                             Initial Closing                                                       Third Closing
                             Number of Shares of                Second Closing Number of           Number of Shares of
                             Preferred Stock/                   Shares of Preferred Stock/         Preferred Stock/
                             Purchase Warrants and              Purchase Warrants and              Purchase Warrants and
Name and Address             Respective Purchase Prices         Respective Purchase Prices         Respective Purchase Prices
----------------             --------------------------         --------------------------         --------------------------

WESTON PRESIDIO              1,529,958 shares of Series B                  N/A                     542,473 shares of Series B
CAPITAL II, L.P.             Voting Preferred (convertible                                         Voting Preferred
One Federal Street           into 1,529,958 shares of                                              (convertible into 542,273
Boston, MA 02210             Voting Common Stock) at a                                             shares of Voting Common
Tel:  (617) 988-2500         purchase price of                                                     Stock) at a
Fax:  (617) 988-2515         $6,119,832.00                                                         purchase price of $2,169,892

                             Purchase Warrants for 509,986                 N/A                     Purchase Warrants for 54,247
                             shares of Voting Common                                               shares of Voting Common
                             Stock at an exercise price of                                         Stock at an exercise price of
                             $4,590.86 and a purchase                                              $216,772.21 and a purchase
                             price of $509.00.                                                     price of $216.99.


                               Initial Closing                                                     Third Closing
                               Number of Shares of                Second Closing Number of         Number of Shares of
                               Preferred Stock/                   Shares of Preferred Stock/       Preferred Stock/
                               Purchase Warrants and              Purchase Warrants and            Purchase Warrants and
Name and Address               Respective Purchase Prices         Respective Purchase Prices       Respective Purchase Prices
----------------               --------------------------         --------------------------       --------------------------

BANCBOSTON                     458,907 shares of Series B                    N/A                   162,742 shares of Series B
INVESTMENTS INC./1/            Non-Voting Preferred                                                Non-Voting Preferred
175 Federal Street             (convertible into 458,907                                           (convertible into 162,742
31st Floor                     shares of Non-Voting Common                                         shares of Non-Voting
Boston, MA  02110              Stock) at                                                           Common Stock)
Tel: (617) 434-5917            a price of $1,835,628.00.                                           at a purchase price of
Fax: (617) 434-1153                                                                                $650,957.60.

                               Purchase Warrants for 152,969                 N/A                   Purchase Warrants for 16,274
                               shares of Non-Voting Common                                         shares of Non-Voting
                               Stock                                                               Common Stock at an
                               at an exercise price of                                             exercise price of $65,031.66
                               $1,377.69 and a purchase                                            and a purchase price of
                               price of $152.00.                                                   $65.10.

MERCURY ASSET                  305,938 shares of Series B                    N/A                   108,495 shares of Series B
MANAGEMENT PLC, ON             Voting Preferred                                                    Voting Preferred
BEHALF OF ROWAN                (convertible into 305,938                                           (convertible into 108,495
NOMINEES LIMITED               shares of Voting Common                                             shares of Voting Common
c/o EGL Holdings               Stock) at                                                           Stock)
6600 Peachtree-Dunwoody        a price of $1,223,752.                                              at a purchase price of
Road                                                                                               $433,978.40.
Building 300, Suite 630
Atlanta, GA  30328
Tel: 770-399-5633              Purchase Warrants for 101,979                 N/A                   Purchase Warrants for 10,849
Fax: 770-393-4825              shares of Voting Common                                             shares of Voting Common
                               Stock at an exercise price of                                       Stock at an exercise price of
                               $918.46 and a purchase price                                        $43,354.44 and a purchase
                               of $101.33                                                          price of $43.40

----------------
     /1/ In accordance with BancBoston Investment Inc.'s status as a Regulation Y Investor, these figures reflect automatic conversion from Series B Voting Preferred into Series B Non-Voting Preferred and from Purchase Warrants for Voting Common Stock to Purchase Warrants for Non-Voting Common Stock. BancBoston Investments Inc. originally received Series B Voting Preferred and Purchase Warrants for Voting Common Stock in a transfer from BancBoston Ventures, Inc.


                              Initial Closing                                                      Third Closing
                              Number of Shares of                Second Closing Number of          Number of Shares of
                              Preferred Stock/                   Shares of Preferred Stock/        Preferred Stock/
                              Purchase Warrants and              Purchase Warrants and             Purchase Warrants and
Name and Address              Respective Purchase Prices         Respective Purchase Prices        Respective Purchase Prices
----------------              --------------------------         --------------------------        --------------------------

NATWEST VENTURES
INVESTMENTS LIMITED           152,969 shares of Series B                    N/A                    54,247 shares of Series B
c/o EGL Holdings              Voting Preferred                                                     Voting Preferred
6600 Peachtree-Dunwoody       (convertible into 152, 969                                           (convertible into 54,247
Road                          shares of Voting Common                                              shares of Voting Common
Building 300, Suite 630       Stock) at                                                            Stock)
Atlanta, GA  30328            a price of $611,876                                                  at a purchase price of
Tel: 770-399-5633                                                                                  $216,989.20
Fax: 770-393-4825
                              Purchase Warrants for 50,990                  N/A                    Purchase Warrants for 5,425
                              shares of Voting Common                                              shares of Voting Common
                              Stock of an exercise price of                                        Stock at an exercise price of
                              $459.23 and a purchase price                                         $21,677.22 and a purchase
                              of $50.67                                                            price of $21.70.



                               Initial Closing                                                     Third Closing
                               Number of Shares of                Second Closing Number of         Number of Shares of
                               Preferred Stock/                   Shares of Preferred Stock/       Preferred Stock/
                               Purchase Warrants and              Purchase Warrants and            Purchase Warrants and
Name and Address               Respective Purchase Prices         Respective Purchase Prices       Respective Purchase Prices
----------------               --------------------------         --------------------------       --------------------------


ST. PAUL VENTURE                              N/A                 458,907 shares of                162,742 shares of Series B
CAPITAL IV, LLC                                                   Series B Voting                  Voting Preferred
c/o St. Paul Venture Capital,                                     Preferred (convertible           (convertible into 162,742
Inc.                                                              into 458,907 shares of           shares of Voting Common
Normandale Office Park, Suite                                     Voting Common                    Stock)
1940                                                              Stock) at a purchase             at a purchase price of
8500 Normandale Lake Blvd.                                        price of $1,835,628.00           $650,967.60.
Bloomington, MN  55437
Tel:  612-830-7490
Fax:  612-830-7475                            N/A                 Purchase Warrants for            Purchase Warrants for 16,274
                                                                  152,969 shares of                shares of Voting Common
                                                                  Voting Common Stock              Stock at an
                                                                  at an exercise price of          exercise price of $65,031.66
                                                                  $1,377.69 and a                  and a purchase price of
                                                                  purchase price of                $65.10.
                                                                  $152.00

PARTECH U.S. PARTNERS                         N/A                 244,763 shares of                86,801 shares of Series B
III C.V.                                                          Series B Voting                  Voting Preferred
c/o Partech International                                         Preferred (convertible           (convertible into 86,801
50 California Street, Suite                                       into 244,763 shares of           shares of Voting Common
3200                                                              Voting Common                    Stock)
San Francisco, CA  94111                                          Stock) at a purchase             at a purchase price of
Tel:  415-788-2929                                                price of $979,052.00             $347,203.69
Fax:  415-788-6763

                                              N/A                 Purchase Warrants for            Purchase Warrants for 8,680
                                                                  81,588 shares of                 shares of Voting Common
                                                                  Voting Common Stock              Stock at an
                                                                  at an exercise price of          exercise price of $34,685.65
                                                                  $734.81 and a                    and a purchase price of
                                                                  purchase price of                $34.72.
                                                                  $81.07



                               Initial Closing                                                     Third Closing
                               Number of Shares of                Second Closing Number of         Number of Shares of
                               Preferred Stock/                   Shares of Preferred Stock/       Preferred Stock/
                               Purchase Warrants and              Purchase Warrants and            Purchase Warrants and
Name and Address               Respective Purchase Prices         Respective Purchase Prices       Respective Purchase Prices
----------------               --------------------------         --------------------------       --------------------------


U.S. GROWTH FUND                              N/A                 133,507 shares of                47,345 shares of Series B
PARTNERS C.V.                                                     Series B Voting                  Voting Preferred
c/o Partech International                                         Preferred (convertible           (convertible into 47,345
50 California Street, Suite                                       into 133,507 shares of           shares of Voting Common
3200                                                              Voting Common                    Stock)
San Francisco, CA  94111                                          Stock) at a purchase             at a purchase price of
Tel:  415-788-2929                                                price of $534,028                $189,381.60
Fax:  415-788-6763

                                              N/A                 Purchase Warrants for            Purchase Warrants for 4,735
                                                                  44,502 shares of                 shares of Voting Common
                                                                  Voting Common Stock              Stock at an exercise price of
                                                                  at an exercise price of          $18,919.22 and a purchase
                                                                  $400.80 and a                    price of $18.94.
                                                                  purchase price of
                                                                  $44.22.

AXA U.S. GROWTH FUND                          N/A                 66,753 shares of Series          23,672 shares of Series B
LLC                                                               B Voting Preferred               Voting Preferred
c/o Partech International                                         (convertible into                (convertible into 23,672
50 California Street, Suite                                       66,753 shares of                 shares of Voting Common
3200                                                              Voting Common                    Stock) at a
San Francisco, CA  94111                                          Stock) at a purchase             purchase price of $94,689.06
Tel:  415-788-2929                                                price of
Fax:  415-788-6763                                                $267,012.00


                                              N/A                 Purchase Warrants for            Purchase Warrants for 2,367
                                                                  22,251 shares of                 shares of Voting Common
                                                                  Voting Common Stock              Stock at an exercise price of
                                                                  at an exercise price of          $9,459.44 and a purchase
                                                                  $200.40 and a                    price of $9.47.
                                                                  purchase
                                                                  price of $22.11.



                              Initial Closing                                                      Third Closing
                              Number of Shares of                Second Closing Number of          Number of Shares of
                              Preferred Stock/                   Shares of Preferred Stock/        Preferred Stock/
                              Purchase Warrants and              Purchase Warrants and             Purchase Warrants and
Name and Address              Respective Purchase Prices         Respective Purchase Prices        Respective Purchase Prices
----------------              --------------------------         --------------------------        --------------------------


DOUBLE BLACK                                 N/A                 8,900 shares of Series            3,156 shares of Series B
DIAMOND II, LLC                                                  B Voting Preferred                Voting Preferred
c/o Partech International                                        (convertible into 8,900           (convertible into 3,156
50 California Street, Suite                                      shares of Voting                  shares of Voting Common
3200                                                             Common Stock) at a                Stock)
San Francisco, CA  94111                                         price of $35,600.00               at a purchase price of
Tel:  415-788-2929                                                                                 $12,624.51.
Fax:  415-788-6763
                                             N/A                 Purchase Warrants for             Purchase Warrants for 316
                                                                 2,967 shares of Voting            shares of Voting Common
                                                                 Common Stock                      Stock at an
                                                                 at an exercise price of           exercise price of $1,261.19
                                                                 $26.72 and a purchase             and a purchase price of $1.26.
                                                                 price of $2.95.

ALMANORI LIMITED                             N/A                 3,382 shares of Series            1,199 shares of Series B
c/o Partech International                                        B Voting Preferred                Voting Preferred
50 California Street, Suite                                      (convertible into 3,382           (convertible into 1,199
3200                                                             shares of Voting                  shares of Voting Common
San Francisco, CA  94111                                         Common Stock) at a                Stock)
Tel:  415-788-2929                                               purchase price of                 at a purchase price of
Fax:  415-788-6763                                               $13,528.00.                       $4,797.52


                                             N/A                 Purchase Warrants for             Purchase Warrants for 120
                                                                 1,127 shares of Voting            shares of Voting Common
                                                                 Common Stock at an                Stock at an exercise price of
                                                                 exercise price of                 $479.27 and a purchase price
                                                                 $10.15 and a purchase             of $0.48.
                                                                 price of $1.12



                               Initial Closing                                                     Third Closing
                               Number of Shares of                Second Closing Number of         Number of Shares of
                               Preferred Stock/                   Shares of Preferred Stock/       Preferred Stock/
                               Purchase Warrants and              Purchase Warrants and            Purchase Warrants and
Name and Address               Respective Purchase Prices         Respective Purchase Prices       Respective Purchase Prices
----------------               --------------------------         --------------------------       --------------------------

MULTINVEST LIMITED                            N/A                 1,602 shares of Series           568 shares of Series B Voting
c/o Partech International                                         B Voting Preferred               Preferred
50 California Street, Suite                                       (convertible into 1,602          (convertible into 568
3200                                                              shares of Voting                 shares of Voting Common
San Francisco, CA  94111                                          Common Stock) at a               Stock)
Tel:  415-788-2929                                                purchase price of                at a purchase price of
Fax:  415-788-6763                                                $6,408.00                        $2,271.22

                                              N/A                 Purchase Warrants for            Purchase Warrants for 57
                                                                  534 shares of Voting             shares of Voting Common
                                                                  Common Stock of an               Stock at an exercise price of
                                                                  exercise price of $4.81          $226.89 and a purchase price
                                                                  and a purchase price of          of $0.23.
                                                                  $0.53

NATIONAL CITY                                  N/A                458,907 shares of                162,742 shares of Series B
VENTURE CORPORATION                                               Series B Non-Voting              Non-Voting Preferred
1965 E. 6th Street                                                Preferred  (convertible          (convertible into 162,742
Suite 1010                                                        into 458,907 shares of           shares of Non-Voting
Cleveland, OH  44114                                              Non-Voting Common                Common Stock)
Tel:  216-575-9482                                                Stock) at a purchase             at a purchase price of
Fax:  216-575-9965                                                price of $1,835,628.00           $650,967.60.

                                               N/A                Purchase Warrants for            Purchase Warrants for 16,274
                                                                  152,969 shares of Non-           shares of Non-Voting
                                                                  Voting Common Stock              Common Stock at an
                                                                  at an exercise price of          exercise price of $65,031.66
                                                                  $1,377.69 and a                  and a purchase price of
                                                                  purchase price of                $65.10.
                                                                  $152.00
